Appendix A
Transfer Agency Agreement for JPMorgan Funds
(Amended as of February 15, 2007)

JPMorgan Trust I
JPMorgan Emerging Markets Debt Fund
JPMorgan Bond Fund
JPMorgan Strategic Income Fund
JPMorgan Short Term Bond Fund
JPMorgan Enhanced Income Fund
JPMorgan California Tax Free Bond Fund
JPMorgan Intermediate Tax Free Bond Fund
JPMorgan New York Tax Free Bond Fund
JPMorgan Tax Aware Short-Intermediate Income Fund
JPMorgan Tax Aware Disciplined Equity Fund
JPMorgan Tax Aware Enhanced Income Fund
JPMorgan Tax Aware U.S. Equity Fund
JPMorgan Tax Aware Large Cap Growth Fund
JPMorgan Equity Income II Fund
JPMorgan Intrepid International Fund
JPMorgan Market Neutral Fund
JPMorgan Emerging Markets Equity Fund
JPMorgan International Opportunities Fund
JPMorgan International Value Fund
JPMorgan Asia Equity Fund
JPMorgan Intrepid European Fund
JPMorgan International Growth Fund
JPMorgan International Small Cap Equity Fund
JPMorgan Japan Fund
JPMorgan International Equity Fund
JPMorgan Disciplined Equity Fund
JPMorgan Diversified Fund
JPMorgan U.S. Equity Fund
JPMorgan U.S. Small Company Fund
JPMorgan Capital Growth Fund
JPMorgan Dynamic Small Cap Fund
JPMorgan Growth and Income Fund
JPMorgan Mid Cap Equity Fund
JPMorgan Small Cap Core Fund
JPMorgan Small Cap Equity Fund
JPMorgan Value Advantage Fund
JPMorgan Intrepid America Fund
JPMorgan Intrepid Growth Fund
JPMorgan Intrepid Multi Cap Fund
JPMorgan Intrepid Value Fund
JPMorgan 100% U.S. Treasury Securities Money Market Fund
JPMorgan California Municipal Money Market Fund
JPMorgan Federal Money Market Fund
JPMorgan New York Municipal Money Market Fund
JPMorgan Prime Money Market Fund
JPMorgan Tax Free Money Market Fund
JPMorgan Tax Aware Core Equity Fund

JPMorgan Trust I (continued)
JPMorgan Tax Aware Diversified Equity Fund
JPMorgan Tax Aware Real Return Fund
JPMorgan Real Return Fund
JPMorgan U.S. Large Cap Core Plus Fund
JPMorgan Micro Cap Fund
Highbridge Statistical Market Neutral Fund
JPMorgan Intrepid Long/Short Fund
JPMorgan Strategic Small Cap Value Fund
JPMorgan SmartRetirement Income Fund
JPMorgan SmartRetirement 2010 Fund
JPMorgan SmartRetirement 2015 Fund
JPMorgan SmartRetirement 2020 Fund
JPMorgan SmartRetirement 2030 Fund
JPMorgan SmartRetirement 2040 Fund
JPMorgan International Realty Fund
JPMorgan China Region Fund
JPMorgan Global Focus Fund
JPMorgan Strategic Appreciation Fund
JPMorgan Strategic Preservation Fund
JPMorgan India Fund
JPMorgan International Currency Income Fund
JPMorgan Latin America Fund
JPMorgan Russia Fund
JPMorgan Tax Aware Real Return SMA Fund
JPMorgan Income Builder Fund
JPMorgan SmartRetirement 2025 Fund (effective upon the effectiveness of the Fund’s registration statement)
JPMorgan SmartRetirement 2035 Fund (effective upon the effectiveness of the Fund’s registration statement)
JPMorgan SmartRetirement 2045 Fund (effective upon the effectiveness of the Fund’s registration statement)
JPMorgan SmartRetirement 2050 Fund (effective upon the effectiveness of the Fund’s registration statement)

Undiscovered Managers Funds
Undiscovered Managers Behavioral Growth Fund
Undiscovered Managers Behavioral Value Fund
JPMorgan Realty Income Fund
Undiscovered Managers Small Cap Growth Fund

J.P. Morgan Mutual Fund Group
JPMorgan Short Term Bond Fund II

J.P. Morgan Fleming Mutual Fund Group, Inc.
JPMorgan Mid Cap Value Fund

J.P. Morgan Mutual Fund Investment Trust
JPMorgan Growth Advantage Fund

UM Investment Trust
Undiscovered Managers Multi-Strategy Fund

J.P. Morgan Series Trust II
JPMorgan Bond Portfolio
JPMorgan International Equity Portfolio
JPMorgan Mid Cap Value Portfolio
JPMorgan Small Company Portfolio
JPMorgan U.S. Large Cap Core Equity Portfolio

J.P. Morgan Fleming Series Trust
JPMorgan Multi-Manager Small Cap Growth Fund
JPMorgan Multi-Manager Small Cap Value Fund

JPMorgan Institutional Trust
JPMorgan Ultra Short-Term Bond Trust
JPMorgan Short-Term Bond Trust
JPMorgan Intermediate Bond Trust
JPMorgan Core Bond Trust
JPMorgan Equity Index Trust

JPMorgan Trust II
JPMorgan Small Cap Growth Fund
JPMorgan Small Cap Value Fund
JPMorgan Diversified Mid Cap Growth Fund
JPMorgan Diversified Mid Cap Value Fund
JPMorgan Intrepid Mid Cap Fund
JPMorgan Large Cap Growth Fund
JPMorgan Large Cap Value Fund
JPMorgan Equity Income Fund
JPMorgan Equity Index Fund
JPMorgan Market Expansion Index Fund
JPMorgan International Equity Index Fund
JPMorgan Multi-Cap Market Neutral Fund
JPMorgan U.S. Real Estate Fund
JPMorgan Investor Growth Fund
JPMorgan Investor Growth & Income Fund
JPMorgan Investor Balanced Fund
JPMorgan Investor Conservative Growth Fund
JPMorgan Short Duration Bond Fund
JPMorgan Ultra Short Duration Bond Fund
JPMorgan Intermediate Bond Fund
JPMorgan Core Bond Fund
JPMorgan Core Plus Bond Fund
JPMorgan Government Bond Fund
JPMorgan Treasury & Agency Fund
JPMorgan High Yield Bond Fund
JPMorgan Mortgage-Backed Securities Fund
JPMorgan Short Term Municipal Bond Fund
JPMorgan Tax Free Bond Fund
JPMorgan Municipal Income Fund
JPMorgan Arizona Municipal Bond Fund
JPMorgan Kentucky Municipal Bond Fund
JPMorgan Louisiana Municipal Bond Fund
JPMorgan Michigan Municipal Bond Fund
JPMorgan Ohio Municipal Bond Fund

JPMorgan Trust II (continued)
JPMorgan West Virginia Municipal Bond Fund
JPMorgan Liquid Assets Money Market Fund
JPMorgan U.S. Government Money Market Fund
JPMorgan U.S. Treasury Plus Money Market Fund
JPMorgan Municipal Money Market Fund
JPMorgan Michigan Municipal Money Market Fund
JPMorgan Ohio Municipal Money Market Fund

JPMorgan Insurance Trust
JPMorgan Insurance Trust Balanced Portfolio
JPMorgan Insurance Trust Core Bond Portfolio
JPMorgan Insurance Trust Diversified Equity Portfolio
JPMorgan Insurance Trust Diversified Mid Cap Growth Portfolio
JPMorgan Insurance Trust Diversified Mid Cap Value Portfolio
JPMorgan Insurance Trust Equity Index Portfolio
JPMorgan Insurance Trust Government Bond Portfolio
JPMorgan Insurance Trust International Equity Portfolio
JPMorgan Insurance Trust Intrepid Mid Cap Portfolio
JPMorgan Insurance Trust Intrepid Growth Portfolio
JPMorgan Insurance Trust Large Cap Value Portfolio
JPMorgan Insurance Trust Small Cap Equity Portfolio

JPMorgan Cash Plus Fund LLC

*          *          *          *          *          *          *          *

BOSTON FINANCIAL DATA SERVICES, INC.	JPMORGAN TRUST I
JPMORGAN TRUST II
UNDISCOVERED MANAGERS FUNDS
J.P. MORGAN MUTUAL FUND GROUP
J.P. MORGAN FLEMING MUTUAL FUND GROUP, INC.
J.P. MORGAN MUTUAL FUND INVESTMENT TRUST
UM INVESTMENT TRUST
J.P. MORGAN SERIES TRUST II
J.P. MORGAN FLEMING SERIES TRUST
JPMORGAN INSTITUTIONAL TRUST
JPMORGAN INSURANCE TRUST
JPMORGAN CASH PLUS FUND LLC

By:	By:

Name:	Name:

Title:	Title: